Morgan Stanley Prime Income Trust
Supplement dated June 23, 2010
to the Statement of Additional Information
dated
January 29, 2010
The Statement of Additional Information is hereby supplemented as follows:
     On June 1, 2010, Invesco Ltd., a leading independent global investment management company, completed its purchase of substantially all of the retail asset management business of Morgan Stanley, and Invesco Advisers, Inc., a subsidiary of Invesco Ltd., became investment adviser to the Morgan Stanley mutual funds (including the Morgan Stanley Prime Income Trust (the Trust)) (the Transaction). In contemplation of the Transaction, shareholders of the Trust approved a new investment advisory agreement with Invesco Advisers, Inc., and a new master investment sub-advisory agreement with several of Invesco Ltd.’s wholly owned affiliates. Thus, effective June 1, 2010, the Trust’s investment adviser, investment sub-advisers and certain other service providers are affiliates of Invesco Ltd. In addition, effective June 1, 2010, the Trust has changed its name to “Invesco Prime Income Trust.” The Transaction does not result in any change to the Trust’s investment objective, principal investment strategies or the Trust’s portfolio management team.
The following relate to changes as a result of the Transaction.
     1. All references to “Morgan Stanley Prime Income Trust” are hereby deleted and replaced with “Invesco Prime Income Trust.” The Trust’s principal place of business is 1555 Peachtree Street, N.E., Atlanta, GA 30309. The Trust’s telephone number is 800-959-4246.
     2. All references to “Morgan Stanley Investment Advisors Inc.” and “Morgan Stanley Services Company Inc.” are hereby deleted and are replaced with “Invesco Advisers, Inc.”
     3. All references to “Morgan Stanley Distributors Inc.” are hereby deleted and are replaced with “Invesco Distributors, Inc.”
     4. All references to “Morgan Stanley Trust” are hereby deleted and replaced with “Invesco Investment Services, Inc.” Invesco Investment Services, Inc.’s address is P.O. Box 4739, Houston, Texas 77210-4739.
     5. All references to “Morgan Stanley,” “Morgan Stanley DW Inc.,” “Morgan Stanley & Co. Incorporated,” “Morgan Stanley Smith Barney LLC,” “Morgan Stanley AIP GP” and “Morgan Stanley Investment Management Inc.” are hereby deleted.
     6. The fourth and fifth paragraphs in the section titled “The Trust and Its Adviser and Administrator” are hereby deleted in their entirety and replaced with the following:
Invesco Advisers, Inc. (the Investment Adviser) is the Trust’s investment adviser. The Investment Adviser is a wholly owned subsidiary of Invesco Ltd. The Investment Adviser is located at 1555 Peachtree Street, N.E., Atlanta, GA 30309. The Investment Adviser, a successor in interest to multiple investment advisers, has been an investment adviser since 1976.
On June 1, 2010, Invesco Ltd., a leading independent global investment management company, completed its purchase of substantially all of the retail asset management business of Morgan Stanley, and Invesco, a subsidiary of Invesco Ltd., became investment adviser to the Morgan Stanley mutual funds (including the Morgan Stanley Prime Income Trust (the Trust)) (the Transaction). In contemplation of the Transaction, shareholders of the Trust approved a new investment advisory agreement with Invesco, and a new master investment sub-advisory agreement with several of Invesco Ltd.’s wholly owned affiliates. Thus, effective June 1, 2010, the Trust’s investment adviser, investment sub-advisers and certain other service providers are affiliates of Invesco Ltd.
Investment Sub-Advisers
Invesco has entered into a Sub-Advisory Agreement with certain affiliates to serve as sub-advisers to the Trust, pursuant to which these affiliated sub-advisers may be appointed by Invesco from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Trust. These affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940 are:
Invesco Asset Management Deutschland Gmbh (Invesco Deutschland)
Invesco Asset Management Limited (Invesco Asset Management)
Invesco Asset Management (Japan) Limited (Invesco Japan)
Invesco Australia Limited (Invesco Australia)
Invesco Hong Kong Limited (Invesco Hong Kong)
Invesco Senior Secured Management, Inc. (Invesco Senior Secured)
Invesco Trimark Ltd. (Invesco Trimark); (each a Sub-Adviser and collectively, the Sub-Advisers).
Invesco and each Sub-Adviser are indirect wholly owned subsidiaries of Invesco Ltd.
The only fees payable to the Sub-Advisers under the Sub-Advisory Agreement are for providing discretionary investment management services. For such services, Invesco will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that Invesco receives from the Trust, multiplied by (ii) the fraction equal to the net assets of such Trust as to which such Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of such Trust for that month. Pursuant to the Sub-Advisory Agreement, this fee is reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco, if any, in effect from time to time. In no event shall the aggregate monthly fees paid to the Sub-Advisers under the Sub-Advisory Agreement exceed 40% of the monthly compensation that Invesco receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fees waivers or expense limitations by Invesco, if any.
     7. The last four paragraphs in the section titled “The Trust and Its Adviser and Administrator” are hereby deleted in their entirety and replaced with the following:
Invesco also serves as the Trust’s Administrator (in such capacity, the Administrator). Invesco and the Trust have entered into a Master Administrative Services Agreement (Administrative Services Agreement) pursuant to which Invesco may perform or arrange for the provision of certain accounting and other administrative services to the Trust which is not required to be performed by Invesco under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, Invesco is entitled to receive from the Trust reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, Invesco is reimbursed for the services of the Trust’s principal financial officer and her staff and any expenses related to fund accounting services.
     8. The section titled “Management of the Trust — B. Management Information — Trustees and Officers,” is hereby deleted in its entirety and replaced with the tables included herein as Exhibit A.
     9. The section titled “Management of the Trust — B. Management Information — Independent Trustees and the Committees,” is hereby deleted in its entirety and replaced with the following:
The Trustees have the authority to take all actions necessary in connection with the business affairs of the Trust, including, among other things, approving the investment objectives, policies and procedures for the Fund. The Trust enters into agreements with various entities to manage the day-to-day operations of the Fund, including the Fund’s investment advisers, administrator, transfer agent, distributor and custodians. The Trustees are responsible for selecting these service providers and approving the terms of their contracts with the Fund, and exercising general oversight of these service providers on an ongoing basis.
Certain trustees and officers of the Trust are affiliated with Invesco and Invesco Ltd., the parent corporation of Invesco. All of the Trust’s executive officers hold similar offices with some or all of the other Funds.
Leadership Structure and the Board of Trustees. The Board is composed of seventeen Trustees, including fourteen Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (collectively, the Independent Trustees and each an Independent Trustee). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board met six times during the twelve months ended September 30, 2009. As discussed below, the Board has established committees to assist the Board in performing its oversight responsibilities.
The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board and matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to a Fund’s charter documents, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
Board Qualifications and Experience
     Interested Trustees.
Martin L. Flanagan, Trustee. Martin Flanagan has been a member of the Board of Trustees of the Invesco Funds since 2007. Mr. Flanagan is president and chief executive officer of Invesco, Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco, Ltd. Mr. Flanagan joined Invesco, Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously he had been Franklin’s co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999. Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Anderson & Co. Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and a member of the executive board at the SMU Cox School of Business.
The Board believes that Mr. Flanagan’s long experience as an executive in the investment management area benefits the Fund.
Philip A. Taylor, Trustee. Philip Taylor has been a member of the Board of the Invesco Funds since 2006. Mr. Taylor has headed Invesco’s North American retail business as Senior Managing Director since April 2006. He previously served as chief executive officer of Invesco Trimark Investments since January 2002. Mr. Taylor joined Invesco in 1999 as senior vice president of operations and client services and later became executive vice president and chief operating officer. Mr. Taylor was president of Canadian retail broker Investors Group Securities from 1994 to 1997 and managing partner of Meridian Securities, an execution and clearing broker, from 1989 to 1994. He held various management positions with Royal Trust, now part of Royal Bank of Canada, from 1982 to 1989. He began his career in consumer brand management in the U.S. and Canada with Richardson-Vicks, now part of Procter & Gamble.
The Board believes that Mr. Taylor’s long experience in the investment management business benefits the Fund.
Wayne W. Whalen, Trustee. Mr. Whalen has been a member of the Board of Trustees of the Invesco Funds since 2010. Mr. Whalen is Of Counsel, and prior to 2010 was a partner, in the law firm of

Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Whalen is a Director of the Abraham Lincoln Presidential Library Foundation. From 1995 to 2010, Mr. Whalen served as Director and Trustee of investment companies in the Van Kampen Funds complex.
The Board believes that Mr. Whalen’s experience as a law firm partner and his experience as a director of investment companies benefits the Fund.
     Independent Trustees.
David C. Arch, Trustee. Mr. Arch has been a member of the Board of Trustees of the Invesco Funds since 2010. Currently, Mr. Arch is the Chairman and Chief Executive Officer of Blistex, Inc., a consumer health care products manufacturer. Mr. Arch is a member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago and a member of the Board of the Illinois Manufacturers’ Association. Mr. Arch is also a member of the Board of Visitors, Institute for the Humanities, University of Michigan. From 1984 to 2010, Mr. Arch served as Director or Trustee of investment companies in the Van Kampen Funds complex.
The Board believes that Mr. Arch’s experience as the CEO of a public company and his experience with investment companies benefits the Fund.
Bob R. Baker, Trustee. Bob R. Baker has been a member of the Board of Trustees of the Invesco Funds and predecessor funds since 1982. Mr. Baker currently is Manager of USA Signs International LLC and China Consulting Connection LLC. Previously, Mr. Baker was president and chief executive officer of AMC Cancer Research Center in Denver, Colorado. He previously served as Chief Executive Officer and Chairman of First Columbia Financial Corporation and its operating subsidiaries, based in Englewood, Colorado.
The Board believes that Mr. Baker’s experience as the CEO of a financial institution and familiarity with the financial services industry benefits the Fund.
Frank S. Bayley, Trustee. Frank S. Bayley has been a member of the Board of Trustees of the Invesco Funds and predecessor funds since 1985. Mr. Bayley is a business consultant in San Francisco. He is Chairman and a Director of the C. D. Stimson Company, a private investment company in Seattle. Mr. Bayley serves as a Trustee of the Seattle Art Museum, a Trustee of San Francisco Performances, and a Trustee and Overseer of The Curtis Institute of Music in Philadelphia. He also serves on the East Asian Art Committee of the Philadelphia Museum of Art and the Visiting Committee for Art of Asia, Oceana and Africa of the Museum of Fine Arts, Boston. Mr. Bayley is a retired partner of the international law firm of Baker & McKenzie LLP, where his practice focused on business acquisitions and venture capital transactions. Prior to joining Baker & McKenzie LLP in 1986, he was a partner of the San Francisco law firm of Chickering & Gregory. He received his A.B. from Harvard College in 1961, his LL.B. from Harvard Law School in 1964, and his LL.M. from Boalt Hall at the University of California, Berkeley, in 1965. Mr. Bayley served as a Trustee of the Badgley Funds from inception in 1998 until dissolution in 2007.
The Board believes that Mr. Bayley’s experience as a business consultant and a lawyer benefits the Fund.
James T. Bunch, Trustee. James T. Bunch has been a member of the Board of Trustees of the Invesco Funds and predecessor funds since 2000. Mr. Bunch is Founding Partner of Green Manning & Bunch, Ltd. a leading investment banking firm located in Denver, Colorado. Green Manning & Bunch is a FINRA-registered investment bank specializing in mergers and acquisitions, private financing of middle-market companies and corporate finance advisory services. Mr. Bunch and his partners formed Green Manning & Bunch in 1988. Immediately prior to forming Green Manning & Bunch, Mr. Bunch was Executive Vice President, General Counsel, and a Director of Boettcher & Company, then the leading investment banking firm in the Rocky Mountain region. Mr. Bunch began his professional career as a practicing attorney. He joined the prominent Denver-based law firm of Davis Graham & Stubbs in 1970 and later rose to the position of Chairman and Managing Partner of the firm. At various other times during his career, Mr. Bunch has served as Chair of the NASD Business District Conduct Committee, and Chair of the Colorado Bar Association Ethics Committee.
The Board believes that Mr. Bunch’s experience as an investment banker and investment management lawyer benefits the Fund.

Bruce L. Crockett, Trustee and Chair. Bruce L. Crockett has been a member of the Board of Trustees of the Invesco Funds since 1978, and has served as Independent Chair of the Board of Trustees since 2004. Mr. Crockett has more than 30 years of experience in finance and general management in the banking, aerospace and telecommunications industries. From 1992 to 1996, he served as president, chief executive officer and a director of COMSAT Corporation, an international satellite and wireless telecommunications company. Mr. Crockett has also served, since 1996, as chairman of Crockett Technologies Associates, a strategic consulting firm that provides services to the information technology and communications industries. Mr. Crockett also serves on the Board of Directors of ACE Limited, a Zurich-based insurance company. He is a life trustee of the University of Rochester Board of Directors.
The Board elected Mr. Crockett to serve as its Independent Chair because of his extensive experience in managing public companies and familiarity with investment companies.
Rod Dammeyer, Trustee. Mr. Dammeyer has been a member of the Board of Trustees of the Invesco Funds since 2010. Since 2001, Mr. Dammeyer has been President of CAC, LLC, a private company offering capital investment and management advisory services. Previously, Mr. Dammeyer served as Managing Partner at Equity Group Corporate Investments; Chief Executive Officer of Itel Corporation; Senior Vice President and Chief Financial Officer of Household International, Inc.; and Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. Mr. Dammeyer was a Partner of Arthur Andersen & Co., an international accounting firm. Mr. Dammeyer currently serves as a Director of Quidel Corporation and Stericycle, Inc. Previously, Mr. Dammeyer served as a Trustee of The Scripps Research Institute; and a Director of Ventana Medical Systems, Inc.; GATX Corporation; TheraSense, Inc.; TeleTech Holdings Inc.; and Arris Group, Inc. From 1987 to 2010, Mr. Dammeyer served as Director or Trustee of investment companies in the Van Kampen Funds complex.
The Board believes that Mr. Dammeyer’s experience in executive positions at a number of public companies, his accounting experience and his experience serving as a director of investment companies benefits the Fund.
Albert R. Dowden, Trustee. Albert R. Dowden has been a member of the Board of Trustees of the Invesco Funds since 2000. Mr. Dowden retired at the end of 1998 after a 24-year career with Volvo Group North America, Inc. and Volvo Cars of North America, Inc. Mr. Dowden joined Volvo as general counsel in 1974 and was promoted to increasingly senior positions until 1991 when he was appointed president, chief executive officer and director of Volvo Group North America and senior vice president of Swedish parent company AB Volvo. Since retiring, Mr. Dowden continues to serve on the board of the Reich & Tang Funds and also serves on the boards of Homeowners of America Insurance Company and its parent company as well as Nature’s Sunshine Products, Inc. and The Boss Group. Mr. Dowden’s charitable endeavors currently focus on Boys & Girls Clubs where he has been active for many years as well as several other not-for-profit organizations. Mr. Dowden began his career as an attorney with a major international law firm, Rogers & Wells (1967-1976), which is now Clifford Chance.
The Board believes that Mr. Dowden’s extensive experience as a corporate executive benefits the Fund.
Jack M. Fields, Trustee. Jack M. Fields has been a member of the Board of Trustees of the Invesco Funds since 1997. Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the Securities and Exchange Commission. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Securities Litigation Reform Act. Mr. Fields currently serves as Chief Executive Officer of the Twenty-First Century Group in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs. Mr. Fields also serves as a Director of Administaff (NYSE: ASF), a premier professional employer organization with clients nationwide. In addition, Jack sits on the Board of the Discovery Channel Global Education Fund, a nonprofit organization dedicated to providing educational resources to people in need around the world through the use of technology.
The Board believes that Mr. Fields experience in the House of Representatives, especially concerning regulation of the securities markets, benefits the Fund.

Carl Frischling, Trustee. Carl Frischling has been a member of the Board of Trustees of the Invesco Funds since 1977. Mr. Frischling is senior partner of the Financial Services Group of Kramer Levin, a law firm that represents the Funds’ independent Trustees. He is a pioneer in the field of bank-related mutual funds and has counseled clients in developing and structuring comprehensive mutual fund complexes. Mr. Frischling also advises mutual funds and their independent directors/trustees on their fiduciary obligations under federal securities laws. Prior to his practicing law, he was chief administrative officer and general counsel of a large mutual fund complex that included a retail and institutional sales force, investment counseling and an internal transfer agent. During his ten years with the organization, he developed business expertise in a number of areas within the financial services complex. He served on the Investment Company Institute Board and was involved in ongoing matters with all of the regulatory areas overseeing this industry. Mr. Frischling is a board member of the Mutual Fund Director’s Forum. He also serves as a trustee of the Reich & Tang Funds, a registered investment company. Mr. Frischling serves as a Trustee of the Yorkville Youth Athletic Association and is a member of the Advisory Board of Columbia University Medical Center.
The Board believes that Mr. Frischling’s experience as an investment management lawyer, and his long involvement with investment companies benefits the Fund.
Dr. Prema Mathai-Davis, Trustee. Prema Mathai-Davis has been a member of the Board of Trustee of the Invesco Funds since 1998. Prior to her retirement in 2000, Dr. Mathai-Davis served as Chief Executive Officer of the YWCA of the USA. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner of the New York Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethcs Institute. Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind.
The Board believes that Dr. Mathai-Davis extensive experience in running public and charitable institutions benefits the Fund.
Lewis F. Pennock, Trustee. Lewis Pennock has been a member of the Board of Trustees of the Invesco Funds since 1981. Mr. Pennock has been practicing law in Houston, Texas since 1967. His practice focuses primarily on commercial lending transactions.
The Board believes that Mr. Pennock’s long association as a Trustee of the Funds and his extensive legal experience benefits the Fund.
Dr. Larry Soll, Trustee. Dr. Larry Soll has been a member of the Board of Trustees of the Invesco Funds and predecessor funds since 1997. Formerly, Dr. Soll was chairman of the board (1987 to 1994), chief executive officer (1982 to 1989; 1993 to 1994), and president (1982 to 1989) of Synergen Corp., a biotechnology company, in Boulder, CO. He was also a faculty member at the University of Colorado (1974-1980).
The Board believes that Dr. Soll’s experience as a chairman of a public company and in academia benefits the Fund.
Hugo F. Sonnenschein, Trustee. Mr. Sonnenschein has been a member of the Board of Trustees of the Invesco Funds since 2010. Mr. Sonnenschein is the President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Until July 2000, Mr. Sonnenschein served as President of the University of Chicago. Mr. Sonnenschein is a Trustee of the University of Rochester and a member of its investment committee. He is also a member of the National Academy of Sciences and the American Philosophical Society, and a Fellow of the American Academy of Arts and Sciences. From 1994 to 2010, Mr. Sonnenschein served as Director or Trustee of investment companies in the Van Kampen Funds complex.
The Board believes that Mr. Sonnenschein’s experiences in academia and in running a university, and his experience as a director of investment companies benefits the Fund.

Raymond Stickel, Jr., Trustee. Raymond Stickel retired after a 35-year career with Deloitte & Touche. For the last five years of his career, he was the managing partner of the Investment Management practice for the New York, New Jersey and Connecticut region. In addition to his management role, he directed audit and tax services to several mutual fund clients. Mr. Stickel began his career with Touche Ross & Co. in Dayton, Ohio, became a partner in 1976 and managing partner of the office in 1985. He also started and developed an investment management practice in the Dayton office that grew to become a significant source of investment management talent for the Firm. In Ohio, he served as the audit partner on numerous mutual funds and on public and privately held companies in other industries. Mr. Stickel has also served on the Firm’s Accounting and Auditing Executive Committee.
The Board believes that Mr. Stickel’s experience as a partner in a large accounting firm working with investment managers and investment companies, and his status as an Audit Committee Financial Expert, benefits the Fund.
Board Role in Risk Oversight
The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Investments, Audit, Compliance and Valuation, Distribution and Proxy Oversight Committees (as defined and further described below). These Committees in turn report to the full Board and recommend actions and approvals for the full Board to take.
Invesco prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a Committee or the Senior Officer. In addition, the Audit Committee of the Board meets regularly with Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within the Investment Adviser that affect the Funds.
The Investments Committee and its sub-committee receive regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds meet regularly with the sub-committee of the Investment Committee to discuss portfolio performance, including investment risk, such as the impact on the Fund of the investment in particular securities or instruments, such as derivatives. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted in advance with respect to such change.
The Investment Adviser provides regular written reports to the Valuation, Distribution and Proxy Oversight Committee that enable the Committee to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within a Fund’s portfolio. In addition, the Audit Committee reviews valuation procedures and pricing results with the Fund’s independent auditors in connection with such Committee’s review of the results of the audit of the Fund’s year end financial statement.
The Compliance Committee receives regular compliance reports prepared by the Investment Adviser’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO and the Fund’s CCO prepares and presents an annual written compliance report to the Board. The Compliance Committee recommends and the Board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent and correct violations of the federal securities laws.
Board Committees and Meetings
The standing committees of the Board are the Audit Committee, a Compliance Committee, a Governance Committee, an Investments Committee and a sub-committee thereof, and a Valuation, Distribution and Proxy Voting Oversight Committee (the Committees).
The members of the Audit Committee, as of June 1, 2010, are Raymond Stickel, Jr., Chair, Rod Dammeyer, Vice Chair, David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, and Larry Soll. The Audit Committee’s primary purposes are to: (i) oversee qualifications, independence and performance of the independent registered public accountants; (ii) appoint independent registered public accountants for the Fund; (iii) pre-approve all permissible audit and non-audit services that are provided to the Fund by its independent registered public accountants to the extent required by Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Fund’s independent registered public accountants to the Investment Adviser and certain affiliates of the Investment Adviser; (v) review the audit and tax plans prepared by the independent registered public accountants; (vi) review the Fund’s audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR; (viii) review the process for preparation and review of the Fund’s shareholder reports; (ix) review certain tax procedures maintained by the Fund; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits of the Fund; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Fund who are employees or former employees of the independent registered public accountants; and (xiv) remain informed of (a) the Fund’s accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Fund’s net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Fund. The Audit Committee held four meetings during the twelve months ended September 30, 2009.
The members of the Compliance Committee, as of June 1, 2010, are Larry Soll, Chair, Lewis F. Pennock, Vice Chair, Frank S. Bayley, James T. Bunch, Rod Dammeyer, and Raymond Stickel, Jr.. The Compliance Committee is responsible for: (i) recommending to the Board and the independent Trustees the appointment, compensation and removal of the Fund’s Chief Compliance Officer; (ii) reviewing any report prepared by a third party who is not an interested person of the Investment Adviser, upon the conclusion by such third party of a compliance review of the Investment Adviser; (iii) reviewing all reports on compliance matters from the Fund’s Chief Compliance Officer, (iv) reviewing all recommendations made by the Senior Officer regarding the Investment Adviser’s compliance procedures, (v) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of the Investment Adviser’s fiduciary duties to Fund shareholders and of the Investment Adviser’s Code of Ethics; (vi) overseeing all of the compliance policies and procedures of the Fund and its service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (vii) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (iix) receiving and reviewing quarterly reports on the activities of the Investment Adviser’s Internal Compliance Controls Committee; (ix) reviewing all reports made by the Investment Adviser’s Chief Compliance Officer; (x) reviewing and recommending to the independent Trustees whether to approve procedures to investigate matters brought to the attention of the Investment Adviser’s ombudsman; (xi) risk management oversight with respect to the Fund and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. that are applicable to the Fund or its service providers; and (xii) overseeing potential conflicts of interest that are reported to the Compliance Committee by the Investment Adviser, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. The Compliance Committee held four meetings during the twelve months ended September 30, 2009.
The members of the Governance Committee, as of June 1, 2010, are Albert R. Dowden, Chair, Jack M. Fields, Vice Chair, David C. Arch, Bob R. Baker, Bruce L. Crockett, Carl Frischling, Prema Mathai-Davis, and Hugo F. Sonnenschein. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent Trustees for (a) election as Trustees in connection with meetings of shareholders of the Fund that are called to vote on the election of Trustees, (b) appointment by the Board of Trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all Trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent Trustees; (vii) overseeing the selection of independent legal counsel to the independent Trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent Trustees; (ix)

reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.
The Governance Committee will consider nominees recommended by a shareholder to serve as Trustee, provided that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which Trustees will be elected. The Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance Committee requires no specific minimum qualifications for nominees, but rather considers a number of factors in their evaluation of potential nominees, including the person’s specific experience, education, qualifications and other skills in light of the Fund’s business and structure, diversity, integrity, and such other factors as the Governance Committee may consider relevant. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption “Shareholder Communications.” The Governance Committee held four meetings during the twelve months ended September 30, 2009.
The members of the Investments Committee, as of June 1, 2010, are Frank S. Bayley, Chair, David C. Arch, Bob R. Baker, James T. Bunch, Bruce L. Crockett, Rod Dammeyer, Albert R. Dowden, Jack M. Fields, Martin L. Flanagan, Carl Frischling, Prema Mathai-Davis, Lewis F. Pennock, Larry Soll, Hugo F. Sonnenschein, Raymond Stickel, Jr., Philip A. Taylor, and Wayne W. Whalen. The Investments Committee’s primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by the Investment Adviser and the Sub-Advisers; and (ii) review all proposed and existing advisory and sub-advisory arrangements for the Funds, and to recommend what action the full Board and the independent Trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements.
The Investments Committee has established a Sub-Committee. The Sub-Committee is responsible for: (i) reviewing the performance, fees and expenses of the Fund, unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Fund; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Fund, unless the Investments Committee takes such action directly; (iv) being familiar with the registration statements and periodic shareholder reports applicable to the Fund; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time. The members of the Sub-Committee for the Fund are Bob R. Baker, Chair, Lewis F. Pennock, Larry Soll, Hugo F. Sonnenschein and Raymond Stickel, Jr. The Investments Committee held five meetings during the twelve months ended September 30, 2009.
The members of the Valuation, Distribution and Proxy Oversight Committee, as of June 1, 2010, are Carl Frischling, Chair, Hugo F. Sonnenschein, Vice Chair, Bob R. Baker, Albert R. Dowden, Jack M. Fields, Prema Mathai-Davis, Lewis F. Pennock, and Wayne W. Whalen. The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Board of the Fund (i) in the valuation of the Fund’s portfolio securities consistent with the Pricing Procedures, (ii) in oversight of the creation and maintenance by the principal underwriters of the Fund of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the Fund, (iii) in the review of existing distribution arrangements for the Fund under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Fund; and (b) to make regular reports to the full Board of the Fund.
The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Board with respect thereto, (iii) reviewing the reports described in the Pricing Procedures and other information from the Investment Adviser regarding fair value determinations made pursuant to the Pricing Procedures by the Investment Adviser’s internal valuation committee and making reports and recommendations to the full Board with respect thereto, (iv) receiving the reports of the Investment Adviser’s internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of the Investment Adviser evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Board; (v) upon request of the Investment Adviser, assisting the Investment Adviser’s internal valuation committee or the full Board in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the Liquidity Procedures) and other information from the Investment Adviser regarding liquidity determinations made pursuant to the Liquidity Procedures by the Investment Adviser and making reports and recommendations to the full Board with respect thereto, and (vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution and marketing, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Board with respect thereto, and (iii) reviewing other information from the principal underwriters to the Funds regarding distribution and marketing of the Funds and making recommendations to the full Board with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines and the Proxy Policies and Procedures by the Investment Adviser and the Sub-Advisers, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Board with respect thereto, (ii) reviewing the Proxy Voting Guidelines and the Proxy Policies and Procedures and information provided by the Investment Adviser and the Sub-Advisers regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Board with respect thereto, and (iii) in implementing its responsibilities in this area, assisting the Investment Adviser in resolving particular proxy voting issues. The Valuation, Distribution and Proxy Oversight Committee is newly formed and held no meetings during the twelve months ended September 30, 2009.
Each Trustee was recently elected and therefore has not attended Board and Board Committee meetings during the Fund’s last fiscal year.
     10. The section titled “Management of the Trust — C. Compensation” is hereby deleted in its entirety and replaced with the following:
Each Trustee who is not an employee or officer of the Investment Adviser is compensated for his or her services according to a fee schedule that recognizes the fact that such Trustee also serves as a Trustee of other Invesco Funds. Each such Trustee receives a fee, allocated among the Invesco Funds for which he or she serves as a Trustee, that consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.
The Trustees have adopted a retirement plan for the Trustees who are not employees of the Investment Adviser, which is secured by the Funds. The Trustees also have adopted a retirement policy that permits each non-Invesco-affiliated Trustee to serve until December 31 of the year in which the Trustee turns 75. A majority of the Trustees may extend from time to time the retirement date of a Trustee.
Annual retirement benefits are available from the Funds and/or the other Invesco Funds for which a Trustee serves (each, a Covered Fund), for each Trustee who is not an employee or officer of the Investment Adviser, who became a Trustee prior to December 1, 2008, and who has at least five years of credited service as a Trustee (including service to a predecessor fund) of a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such Trustee’s credited years of service. If a Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary for the same length of time that the Trustee would have received the payments based on his or her service or, if the Trustee has elected, in a discounted lump sum payment. A Trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A Trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.
Deferred Compensation Agreements. Edward K. Dunn (a former Trustee of certain Invesco Funds in the Invesco Funds complex), Messrs. Crockett, Fields and Frischling, and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the Deferring Trustees) have each executed a Deferred Compensation Agreement (collectively, the Compensation Agreements). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Funds, and such amounts are placed into a deferral account and deemed to be invested in one or more Invesco Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees’ deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Funds and of each other Invesco Fund from which they are deferring compensation.

Set forth below is information regarding compensation paid or accrued for each Trustee who was not affiliated with the Fund’s investment adviser during the year ended December 31, 2009. Because all of the Trustees are newly elected to the Board, they have not previously received any compensation from the Fund. Martin L. Flanagan and Philip A. Taylor are employees of the Investment Adviser and therefore are not compensated for serving as Trustees.

			Estimated
		Pension or	Annual
		Retirement	Benefits from	Total
	Aggregate	Benefits	Fund	Compensation
	Compensation	Accrued by	Complex	Before
	from the	All Invesco	Upon	Deferral from
Name of Trustee	Funds	Funds[1]	Retirement[2]	Invesco[3]
Interested Trustees
Wayne W. Whalen	0	82,190	105,000	227,131
Independent Trustees
David C. Arch	0	42,315	105,000	227,131
Bob R. Baker	0	125,039	197,868	259,100
Frank S. Bayley	0	115,766	154,500	275,700
James T. Bunch	0	142,058	154,500	235,000
Bruce L. Crockett	0	104,012	154,500	509,900
Rod Dammeyer	0	86,550	105,000	227,131
Albert R. Dowden	0	142,622	154,500	275,700
Jack M. Fields	0	122,608	154,500	235,000
Carl Frischling	0	124,703	154,500	269,950
Prema Mathai-Davis	0	120,758	154,500	256,600
Lewis F. Pennock	0	107,130	154,500	235,000
Larry Soll	0	161,084	176,202	256,600
Hugo F. Sonnenschein	0	87,154	105,000	227,131
Raymond Stickel, Jr.	0	107,154	154,500	299,800

[1]	During the fiscal year ended September 30, 2009, no expenses were allocated to the Fund in respect of such retirement benefits.

[2]	These amounts represent the estimated annual benefits payable collectively by the Invesco Funds, including the Fund, upon the Trustee’s retirement and assumes that each Trustee serves until his or her normal retirement date.

[3]	The Funds adopted the deferred compensation plan as of June 1, 2010 and thus no amounts have accrued under the plan as of the fiscal year ended September 30, 2009.

     11. The fifth and sixth paragraphs in the section titled “Portfolio Transactions” are hereby deleted in their entirety.
     12. The information under the title “Legal Counsel” is hereby deleted and replaced in its entirety with the following:
Legal matters for the Trust have been passed upon by Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103.
     13. The following is added to the end of the section titled “Independent Registered Public Accounting Firm”:
An independent registered public accounting firm for the Trust performs an annual audit of the Trust’s financial statements. Effective, June 1, 2010, the Trust’s Board of Trustees has engaged PricewaterhouseCoopers LLP, located at 1201 Louisiana, Suite 2900, Houston, Texas 77002 to be the Trust’s independent registered public accounting firm.
     14. The section titled “Revenue Sharing” is hereby deleted in its entirety.
     15. The section titled “Additional Information — Portfolio Manager Compensation Structure” is hereby deleted in its entirety and replaced with the following:
For the Investment Adviser and each affiliated Sub-Adviser
The Investment Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Investment Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Investment Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
Annual Bonus. The portfolio managers are eligible, along with other employees of the Investment Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Investment Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1

Sub-Adviser	Performance time period[1]
Invesco [2,3,4] Invesco Australia Invesco Deutschland	One-, Three- and Five-year performance against Fund peer group.

Invesco Senior Secured	N/A

Invesco Trimark[2]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Hong Kong[2] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.

Invesco Japan[5]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.
Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

[1]	Rolling time periods based on calendar year-end.

[2]	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

[3]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Select Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

[4]	Portfolio Managers for Invesco Balanced Fund, Invesco Fundamental Value Fund, Invesco Large Cap Relative Value Fund, Invesco Mid-Cap Value Fund, Invesco U.S. Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Income Builder Fund, Invesco Van Kampen American Value Fund, Invesco Van Kampen Comstock Fund, Invesco Van Kampen Equity and Income Fund, Invesco Van Kampen Growth and Income Fund, Invesco Van Kampen Value Opportunities Fund, Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. Growth and Income Fund, Invesco Van Kampen V.I. Equity and Income Fund, Invesco Van Kampen V.I. Mid Cap Value Fund and Invesco Van Kampen V.I. Value Fund’s compensation is based on the one-, three- and five-year performance against the Fund’s peer group. Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the Funds in this footnote 4, they also have a ten-year performance measure.

[5]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark. Furthermore, for the portfolio manager(s) formerly managing the predecessor fund to Invesco Pacific Growth Fund, they also have a ten-year performance measure.

Portfolio managers also participate in benefit plans and programs available generally to all employees.
     16. All references to the phone number (800) 869-NEWS are hereby deleted and replaced with (800) 959-4246. All references in the prospectus and statement of additional information to the web site www.morganstanley.com/msim are hereby deleted and replaced with www.invesco.com.
     17. Appendix A is hereby deleted in its entirety and replaced with the proxy voting policies included herein as Exhibit B.

EXHIBIT A
TRUSTEES AND OFFICERS
The Board is currently composed of seventeen Trustees, including fourteen Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (collectively, the Independent Trustees and each an Independent Trustee).

			Number of
			Funds in
	Trustee		Invesco Fund
Name, Age, Position Held with	and/or		Complex	Other Trusteeship(s)/
the Trust and	Officer		Overseen by	Directorships(s) Held
Address	Since	Principal Occupation(s) During Past 5 Years	Trustee	by Trustee

Interested Trustees
Martin L. Flanagan[1] (49) Trustee Two Peachtree Pointe 1555 Peachtree Street N.E. Atlanta, Georgia 30309	2010	Executive Director, Chief Executive Officer and President, Invesco (a global investment management firm); Trustee, The Invesco ;Vice Chairman, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business and Adviser to the board of directors, Invesco Advisers.	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Advisers, Inc. and a global investment management firm); Director, Invesco; Chairman , Investment Company Institute.

Philip A. Taylor[2] (55) Trustee, President and Principal Executive Officer 11 Greenway Plaza Suite 2500 Houston, Texas 77046-1173	2010	Head of North American Retail and Senior Managing Director, Invesco; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships);; Director and Chairman, Invesco Investment Services, Inc.	214	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an adviser to the board of directors of Invesco Advisers, Inc., and an officer and a director of Invesco Ltd., the ultimate parent of Invesco Advisers, Inc.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of Invesco Advisers, Inc.

Number of
Funds in
	Trustee		Invesco Fund
Name, Age, Position Held with	and/or		Complex	Other Trusteeship(s)/
the Trust and	Officer		Overseen by	Directorships(s) Held
Address	Since	Principal Occupation(s) During Past 5 Years	Trustee	by Trustee

(registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, Co- Chairman, Co-President & Co- Chief Executive, Invesco Advisers (Formerly Invesco Institutional, (N.A.), Inc. — registered investment adviser), Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Lteé; Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short- Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short- Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; and Director and Chairman, Van Kampen Investor Services Inc.;
Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, Invesco Trimark Global Fund Inc. and Invesco Trimark Canada Fund Inc.

			Number of
			Funds in
	Trustee		Invesco Fund
Name, Age, Position Held with	and/or		Complex	Other Trusteeship(s)/
the Trust and	Officer		Overseen by	Directorships(s) Held
Address	Since	Principal Occupation(s) During Past 5 Years	Trustee	by Trustee

Wayne W. Whalen[1] (70) Trustee 155 North Wacker Drive Chicago, IL 60606	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP	232	Director of the Abraham Lincoln Presidential Library Foundation.

Independent Trustees
David C. Arch (64) Trustee Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Bob R. Baker (73) Trustee 11 Greenway Plaza Suite 2500 Houston, Texas 77046-1173	2010	Retired. Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Colombia Financial Corporation	214	None

Frank S. Bayley (70) Trustee 11 Greenway Plaza Suite 2500 Houston, Texas 77046-1173	2010	Retired. Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch (67) Trustee 11 Greenway Plaza Suite 2500 Houston, Texas 77046-1173	2010	Founder, Green, Manning & Bunch Ltd. (investment banking firm). Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Bruce L. Crockett (66) Trustee 11 Greenway Plaza Suite 2500 Houston, Texas 77046-1173	2010	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT	214	Director, ACE Limited (insurance company); and Investment Company Institute.

[3]	Mr. Whalen is considered an interested person of the Trust because he and his firm currently provide legal services as legal counsel to certain Funds in the Invesco Funds.

			Number of
			Funds in
	Trustee		Invesco Fund
Name, Age, Position Held with	and/or		Complex	Other Trusteeship(s)/
the Trust and	Officer		Overseen by	Directorships(s) Held
Address	Since	Principal Occupation(s) During Past 5 Years	Trustee	by Trustee

		Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

Rodney Dammeyer (69) Trustee CAC, LLC 4350 La Jolla Village Drive Suite 320 San Diego, CA 92122-1249	2010	President of CAC, LLC, a private company offering capital investment and management advisory services.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Albert R. Dowden (68) Trustee 11 Greenway Plaza Suite 2500 Houston, Texas 77046-1173	2010	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	214	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			Number of
			Funds in
	Trustee		Invesco Fund
Name, Age, Position Held with	and/or		Complex	Other Trusteeship(s)/
the Trust and	Officer		Overseen by	Directorships(s) Held
Address	Since	Principal Occupation(s) During Past 5 Years	Trustee	by Trustee

Jack M. Fields (58) Trustee 11 Greenway Plaza Suite 2500 Houston, Texas 77046-1173	2010	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	214	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling (73) Trustee 11 Greenway Plaza Suite 2500 Houston, Texas 77046-1173	2010	Partner, law firm of Kramer Levin Naftalis and Frankel LLP.	214	Director, Reich & Tang Funds (16 portfolios).

Prema Mathai-Davis (59) Trustee 11 Greenway Plaza Suite 2500 Houston, Texas 77046-1173	2010	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock (67) Trustee 11 Greenway Plaza Suite 2500 Houston, Texas 77046-1173	2010	Partner, law firm of Pennock & Cooper.	214	None

Larry Soll (68) Trustee 11 Greenway Plaza Suite 2500 Houston, Texas 77046-1173	2010	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

Hugo F. Sonnenschein (69) Trustee 1126 E. 59th Street Chicago, IL 60637	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Raymond Stickel, Jr. (66)	2010	Retired	214	None
Trustee 11 Greenway Plaza Suite 2500		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte &

Number of
Funds in
	Trustee		Invesco Fund
Name, Age, Position Held with	and/or		Complex	Other Trusteeship(s)/
the Trust and	Officer		Overseen by	Directorships(s) Held
Address	Since	Principal Occupation(s) During Past 5 Years	Trustee	by Trustee

Houston, Texas 77046-1173		Touche

Other Officers
Russell C. Burk (51) Senior Vice President and Senior Officer 11 Greenway Plaza Suite 2500 Houston, Texas 77046-1173	2010	Senior Vice President and Senior Officer, the Invesco Funds	N/A	N/A

John M. Zerr (47) Senior Vice President, Chief Legal Officer and Secretary 11 Greenway Plaza Suite 2500 Houston, Texas 77046-1173	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; and Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.	N/A	N/A

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Investment Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.); Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser);

			Number of
			Funds in
	Trustee		Invesco Fund
Name, Age, Position Held with	and/or		Complex	Other Trusteeship(s)/
the Trust and	Officer		Overseen by	Directorships(s) Held
Address	Since	Principal Occupation(s) During Past 5 Years	Trustee	by Trustee

		Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley (50) Vice President 11 Greenway Plaza Suite 2500 Houston, Texas 77046-1173	2010	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Investment Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Vice President, Invesco Investment Services, Inc. and Fund Management Company

Kevin M. Carome (53) Vice President 11 Greenway Plaza Suite 2500 Houston, Texas 77046-1173	2010	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, The Invesco Funds; and Trustee, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-	N/A	N/A

			Number of
			Funds in
	Trustee		Invesco Fund
Name, Age, Position Held with	and/or		Complex	Other Trusteeship(s)/
the Trust and	Officer		Overseen by	Directorships(s) Held
Address	Since	Principal Occupation(s) During Past 5 Years	Trustee	by Trustee

		Traded Fund Trust; and Director and Chairman, Van Kampen Advisors Inc.

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Investment Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Capital Management, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Director and Vice President, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris (45) Vice President, Treasurer and Principal Financial Officer 11 Greenway Plaza Suite 2500 Houston, Texas 77046-1173	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Investment Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Invesco Private Asset Management, Inc. (formerly known as Invesco Aim Private Asset Management, Inc.); Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Investment Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Invesco Private Asset Management, Inc. (formerly known as Invesco Aim Private Asset Management, Inc.)

Karen Dunn Kelley (50) Vice President 11 Greenway Plaza Suite 2500 Houston, Texas 77046-1173	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice	N/A	N/A

Number of
Funds in
	Trustee		Invesco Fund
Name, Age, Position Held with	and/or		Complex	Other Trusteeship(s)/
the Trust and	Officer		Overseen by	Directorships(s) Held
Address	Since	Principal Occupation(s) During Past 5 Years	Trustee	by Trustee

President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Investment Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.); President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Investment Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek (42) Anti-Money Laundering Compliance Officer 11 Greenway Plaza Suite 2500 Houston, Texas 77046-1173	2010	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc. and Van Kampen Funds Inc.	N/A	N/A

Number of
Funds in
	Trustee		Invesco Fund
Name, Age, Position Held with	and/or		Complex	Other Trusteeship(s)/
the Trust and	Officer		Overseen by	Directorships(s) Held
Address	Since	Principal Occupation(s) During Past 5 Years	Trustee	by Trustee

Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Investment Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Invesco Private Asset Management, Inc. (formerly known as Invesco Aim Private Asset Management, Inc.)

Todd L. Spillane (51) Chief Compliance Officer 11 Greenway Plaza Suite 2500 Houston, Texas 77046-1173	2010	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Investment Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.); Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Investment Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Fund Management Company

Trustee Ownership of Fund Shares
     The table below indicates the aggregate dollar range of equity securities of the Funds and of all funds in the Fund Complex owned by each Trustee listed below as of May 28, 2010.

Aggregate Dollar Range of Equity
Securities in all Registered
	Aggregate dollar range of	Investment Companies Overseen
	Equity Securities of the Fund	by Trustee in the Invesco Fund
Name of Trustee	owned by Trustee	Complex[4]
Interested Trustees
Martin L. Flanagan	None	Over $100,000
Philip A. Taylor	None	None
Wayne W. Whalen	None	Over $100,000
Independent Trustees
David C. Arch	None	$50,001-$100,000
Bob R. Baker	None	Over $100,000
Frank S. Bayley	None	Over $100,000
James T. Bunch	None	Over $100,000
Bruce L. Crockett	None	Over $100,000
Rod Dammeyer	None	Over $100,000
Albert R. Dowden	None	Over $100,000
Jack M. Fields	None	Over $100,000
Carl Frischling	None	Over $100,000
Prema Mathai-Davis	None	Over $100,000
Lewis F. Pennock	None	Over $100,000
Larry Soll	None	Over $100,000
Hugo F. Sonnenschein	None	$50,001-$100,000
Raymond Stickel, Jr.	None	Over $100,000

[4]	Includes the total amount of compensation deferred by the Trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Invesco Funds.

EXHIBIT B
PROXY VOTING POLICIES
Voting of Proxies
INVESCO will on a fund by fund basis, decide whether it will vote proxies and if so, for which parts of the portfolio it will voted for. If INVESCO decides to vote proxies, it will do so in accordance with the procedures set forth below. If the client retains in writing the right to vote or if INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith, it will refrain from voting.
Best Economic Interests of Clients
In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.
Certain Proxy Votes May Not Be Cast
In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client.
ISS Service
INVESCO has contracted with Institutional Shareholder Services (“ISS”), an independent third party service provider, to vote INVESCO’s clients’ proxies according to ISS’s proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO’s clients. This may include a review of ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.
Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client’s account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.
In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Voting Committee (PVC) of the International Structured Products Group and the Compliance Officer will review the issue and direct ISS how to vote the proxies as described below.
ISS Recusal

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Voting Committee (PVC) of the International Structured Products Group and the Compliance Officer will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS’s general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.
Override of ISS Recommendation
There may be occasions where the INVESCO investment personnel or senior officers seek to override ISS’s recommendations if they believe that ISS’s recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Proxy Voting Committee (PVC) of the International Structured Products Group. Upon review of the documentation and consultation with the individual and others as the PVC deems appropriate, the PVC together with the Compliance Officer may make a determination to override the ISS voting recommendation if they determine that it is in the best economic interests of clients.
Proxy Voting Records
Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information.
CONFLICTS OF INTEREST
Procedures to Address Conflicts of Interest and Improper Influence
In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Voting Committee (PVC) of the International Structured Products Group together with the Compliance Officer shall determine how the proxy is to be voted and instruct accordingly in which case the conflict of interest provisions discussed below shall apply.
In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.
For each director, officer and employee of INVESCO (“INVESCO person”), the interests of INVESCO’s clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO’s affiliates.
Accordingly, each INVESCO person must not put “personal benefit,” whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO’s clients. “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO’s directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO’s clients.
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.

An INVESCO person shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Compliance Officer.
The following are examples of situations where a conflict may exist:
•	Business Relationships — where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

•	Personal Relationships — where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

•	Familial Relationships — where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).
In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity and where clients’ funds are invested in that company’s shares, it will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.
It is the responsibility of the INVESCO person to report any real or potential conflict of interest of which such individual has actual knowledge to the Compliance Officer, who shall present any such information to the Head of Continental Europe Compliance. However, once a particular conflict has been reported to the Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.
In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Voting Committee (PVC) of the International Structured Products Group shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.
In addition, the Proxy Voting Committee (PVC) of the International Structured Products Group must notify INVESCO’s Compliance Officer with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company’s representatives with regard to how INVESCO should vote proxies. The Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee and to the Head of Continental Europe Compliance. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Voting Committee (PVC) of the International Structured Products Group together with the Compliance Officer shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.
ISS PROXY VOTING GUIDELINES
A copy of the most recent ISS Proxy Voting Guidelines Summary can be found on ISS’s website at www.issproxy.com. From this website, click on ISS Governance Services tab, next click on “Policy Gateway”, next click on “2008 Policy Information”, and then click on “Download 2008 U.S. Proxy Voting Guidelines Summary.”